UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: August 31

Date of reporting period: August 31, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / AUGUST 31, 2009

Legg Mason ClearBridge

Aggressive Growth Fund

Managed by	CLEARBRIDGE ADVISORS

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks capital appreciation.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Partners Aggressive Growth Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy remained weak during the twelve-month reporting period ended August 31, 2009, there were indications that the worst may be over. Looking back, the U.S. Department of Commerce reported that third and fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 2.7% and 5.4%, respectively. The economic contraction accelerated during the first quarter of 2009, as GDP fell 6.4%. However, the news was relatively better during the second quarter, as GDP declined 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending.

The U.S. recession, which began in December 2007, now has the dubious distinction of being the lengthiest since the Great Depression. Contributing to the economy’s troubles has been extreme weakness in the labor market. Since December 2007, more than seven million jobs have been shed and we have experienced twenty-one consecutive months of job losses. In addition, the unemployment rate rose to 9.8% in September 2009, its highest level in twenty-six years.

Another strain on the economy, the housing market, may finally be getting closer to reaching a bottom. After plunging late in 2008, new single-family home starts have been fairly stable and sales of single-family homes increased for the fourth straight month in July 2009. In addition, while home prices have continued to fall, the pace of the decline has generally moderated. Other recent economic news also seemed to be “less negative” or, in some cases, actually positive. For example, job losses in September were 263,000, substantially lower than the monthly losses earlier in the year. Elsewhere, inflation remained low, manufacturing expanded in August for the first time in eighteen months and durable goods orders in July posted their largest increase in two years.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. After reducing the federal funds rateiii from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008 — a historic low — the Fed has maintained this stance thus

Legg Mason ClearBridge Aggressive Growth Fund	I

Letter from the chairman continued

far in 2009. In conjunction with its August 2009 meeting, the Fed stated that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to maintaining extremely low short-term interest rates, the Fed took several actions to improve liquidity in the credit markets. Back in September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•	Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•	Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•	Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which is intended to facilitate the purchase of troubled mortgage assets from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

The U.S. stock market was extremely volatile and, overall, generated poor results during the twelve-month reporting period. Stock prices fell during five of the first six months through February 2009. There was no shortage of headwinds facing stocks during that period, including the rapidly weakening global economy, an ongoing credit crisis, turmoil in the financial markets and plunging corporate profits. Stock prices continued to decline in early March, reaching a twelve-year low on March 9th. Stocks then rallied sharply through the end of August, as the S&P 500 Indexiv (the “Index”) rose more than 50%. This rebound was due to a variety of factors, including optimism that the economy was bottoming and that corporate profits would improve

II	Legg Mason ClearBridge Aggressive Growth Fund

as the year progressed. However, the rally was not enough to overcome the market’s earlier weakness, as the Index returned -18.25% over the twelve-month reporting period.

Looking at the U.S. stock market more closely, in terms of market capitalizations, large-, mid- and small-cap stocks, as measured by the Russell 1000v, Russell Midcapvi and Russell 2000vii Indices, returned -18.39%, -19.92% and -21.29%, respectively, during the twelve-month period ended August 31, 2009. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthviii and Russell 3000 Valueix Indices, returned -17.17% and -20.30%, respectively.

Special shareholder notice

Effective April 27, 2009, Richard Freeman and Evan Bauman of ClearBridge Advisors, LLC each serve as co-portfolio manager of the Fund. Mr. Freeman has served as the Fund’s portfolio manager since October 1983.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid — sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Legg Mason ClearBridge Aggressive Growth Fund	III

Letter from the chairman continued

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 5, 2009

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vi

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

IV	Legg Mason ClearBridge Aggressive Growth Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks capital appreciation. The Fund invests primarily in common stocks of companies we believe are experiencing, or will experience, growth in earnings exceeding the average rate of earnings growth of the companies which comprise the S&P 500 Indexi. The Fund may invest in the securities of large, well-known companies offering prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the Fund’s assets may be invested in the securities of such companies.

We emphasize individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk. We focus primarily, but not exclusively, on emerging growth companies that have passed their “start-up” phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the Fund acquires their stocks. When evaluating an individual stock, we consider whether the company may benefit from:

•	New technologies, products or services

•	New cost reducing measures

•	Changes in management

•	Favorable changes in government regulations

Q. What were the overall market conditions during the Fund’s reporting period?

A. The Fund’s reporting period began during the worst financial crisis since the Great Depression and included a major historical disruption of the global stock and credit markets, but ended amidst a new bull market, a record-setting stock market rally and an economy considered by many to be on the verge of recovery from a recession that began in December 2007.

The domestic stock market was already in turmoil before this fiscal year began. In hindsight, we can attribute the crisis largely to the initial bursting of the housing market bubble in 2007 and the subsequent devaluation of the collateralized debt obligations composed of the subprime mortgages that fueled the bubble.

At the start of the Fund’s reporting period in early September 2008, a rapidly unfolding series of events linked to the emerging credit market and liquidity crisis led to the collapse and subsequent rescue by the Federal Reserve Board (“Fed”)ii of the world’s largest insurance company, American International Group, the distressed acquisitions of financial services giants Bear Stearns by JPMorgan Chase and Merrill Lynch by Bank of America, and the failure of the prominent investment bank Lehman Brothers in the largest bankruptcy filing in U.S. history.

Legg Mason ClearBridge Aggressive Growth Fund 2009 Annual Report	1

Fund overview continued

During this time, the domestic stock market suffered record-breaking declines leading to a significant low point on October 10, 2008. Subsequently, the broad stock market indices saw a short-lived bear market rally through the end of calendar year 2008, but rapidly reversed course after the start of 2009 and set, what we now consider to be, a generational low marking the start of a new bull market on March 9, 2009.

A powerful and sustained rally followed the March lows, with the broad S&P 500 Index rising 52.55% from the market bottom on March 9th through the end of August — its greatest gain since 1938 — while the blue-chip Dow Jones Industrial Average (“DJIA”)iii rose 47.33% off its twelve-year low in March, and the technology-oriented NASDAQ Composite Indexiv gained 59.09% for the same period.

A number of key economic indicators have pointed to turnarounds in manufacturing, housing markets and consumer sentiment, and many analysts now expect positive growth in the third calendar quarter after four quarters of contraction. However, with the unemployment rate at a twenty-six-year high of 9.7% at the close of the reporting period, doubts about the strength and pace of the overall economic recovery remain.

Q. How did we respond to these changing market conditions?

A. We made no significant changes to the Fund’s discipline or strategy during the past year. The Fund passed its twenty-five-year anniversary last year, and its time-tested approach has navigated many volatile markets with the reporting period’s environment ranking as one of the most challenging. We continued to be especially diligent during the period and remained focused on the fundamentals of the companies that we hold. Our goal continues to be concentrating on what we consider to be dominant franchises, with primarily self-financing business models that are best able to grow their earnings and cash flows on a sustainable basis.

During the reporting period, we added a number of new holdings to the Fund’s portfolio where we believed the market offered exceptional values and gave us a rare opportunity to buy strong companies whose valuations were significantly depressed for reasons unrelated to their fundamentals.

Performance review

For the twelve months ended August 31, 2009, Class A shares of Legg Mason ClearBridge Aggressive Growth Fund, excluding sales charges, returned -21.04%. The Fund’s unmanaged benchmark, the Russell 3000 Growth Indexv, returned -17.17% for the same period. The Lipper Multi-Cap Growth Funds Category Average1 returned -19.71% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended August 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 472 funds in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason ClearBridge Aggressive Growth Fund 2009 Annual Report

PERFORMANCE SNAPSHOT as of August 31, 2009 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
Aggressive Growth Fund — Class A Shares	39.86%	-21.04%
Russell 3000 Growth Index	39.06%	-17.17%
Lipper Multi-Cap Growth Funds Category Average[1]	38.56%	-19.71%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class B shares returned 39.02%, Class C shares returned 39.42%, Class FI shares returned 39.82%, Class R shares returned 39.78%, Class I shares returned 40.11% and Class IS shares returned 40.26% over the six months ended August 31, 2009. Excluding sales charges, Class B shares returned -21.84%, Class C shares returned -21.51%, Class FI shares returned -20.94%, Class R shares returned -21.11%, Class I shares returned -20.69% and Class IS shares returned -20.58% over the twelve months ended August 31, 2009. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Fund’s most current prospectus dated December 15, 2008, as supplemented September 18, 2009, the gross total operating expense ratios for Class A, Class B, Class C, Class FI, Class R, Class I and Class IS shares were 1.32%, 2.21%, 1.89%, 1.31%, 1.39%, 0.84% and 0.75%, respectively.

As a result of expense limitations, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.30% for Class FI shares, 1.55% for Class R shares and 1.00% for Class I shares. In addition, the total annual operating expenses for Class IS shares are expected to be equal to or lower than those of Class I shares. These expense limitations may be reduced or terminated at any time.
Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund’s positions in the Information Technology (“IT”) and Materials sectors contributed positively to performance for the period. Relative to the benchmark, the Fund’s overall stock selection contributed positively to performance, particularly in the Energy, Health Care, IT and Materials sectors. The Fund’s overweight to the Consumer Discretionary sector and its underweights to the Industrials, Materials, Utilities and Telecommunication Services (“Telecom”) sectors (there were no holdings in either Utilities or Telecom for the period) also helped performance in comparison to the benchmark.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended August 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 497 funds for the six-month period and among the 472 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason ClearBridge Aggressive Growth Fund 2009 Annual Report	3

Fund overview continued

In terms of individual Fund holdings, leading contributors to performance for the period included Broadcom Corp. (Class A Shares) and Seagate Technology, both in the IT sector, Freeport-McMoRan Copper & Gold Inc. (Class B Shares) in the Materials sector, Liberty Media Corp. — Entertainment (Series A Shares) in the Consumer Discretionary sector and UnitedHealth Group Inc. in the Health Care sector.

Q. What were the leading detractors from performance?

A. On an absolute basis, the Fund’s positions in the Energy, Financials, Health Care, Consumer Discretionary and Industrials sectors detracted from performance for the period. Relative to the benchmark, the Fund’s overall sector allocation also hurt performance, particularly its overweights to the Energy, IT and Health Care sectors. Stock selection in the Financials, Consumer Discretionary and Industrials sectors also detracted from performance in comparison to the benchmark.

In terms of individual Fund holdings, leading detractors from performance for the period included Weatherford International Ltd. in the Energy sector, Genzyme Corp. in the Health Care sector, Lehman Brothers Holdings Inc. in the Financials sector, Comcast Corp. (Special Class A Shares) in the Consumer Discretionary sector and L-3 Communications Holdings Inc. in the Industrials sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. During the reporting period, we initiated new positions in Freeport-McMoRan Copper & Gold Inc. and Nucor Corp., both in the Materials sector, Fluor Corp. in the Industrials sector and Dolby Laboratories Inc. (Class A Shares) in the IT sector.

Our existing Financials sector holding, Merrill Lynch & Co. Inc., was acquired by Bank of America Corp. during the period, resulting in a new portfolio position in Bank of America which we retained at the end of the period. Lehman Brothers Holdings Inc., a position we had held in the Fund since 1995, filed for bankruptcy two weeks after the start of the reporting period, on September 15, 2008, and the position was sold.

The Health Care sector saw a number of merger and acquisition deals during the reporting period. Our position in ImClone Systems Inc. was sold as the company was acquired in November 2008 by Eli Lilly & Co. in an all-cash deal, while our position in Genentech Inc. was sold, as the remaining stock not already owned by Roche was acquired in March 2009.

We also closed our existing positions in Walt Disney Co. and Sirius Satellite Radio Inc., both in the Consumer Discretionary sector, Johnson & Johnson in the Health Care sector and Microsoft Corp. and Teradyne Inc., both in the IT sector.

4	Legg Mason ClearBridge Aggressive Growth Fund 2009 Annual Report

Thank you for your investment in Legg Mason ClearBridge Aggressive Growth Fund. As always, we appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Richard A. Freeman	Evan Bauman
Portfolio Manager	Portfolio Manager
ClearBridge Advisors, LLC	ClearBridge Advisors, LLC

October 5, 2009

Legg Mason ClearBridge Aggressive Growth Fund 2009 Annual Report	5

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of August 31, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Anadarko Petroleum Corp. (9.1%), Weatherford International Ltd. (7.8%), Amgen Inc. (7.5%), UnitedHealth Group Inc. (7.4%), Biogen Idec Inc. (7.1%), Genzyme Corp. (6.5%), Forest Laboratories Inc. (4.4%), Comcast Corp., Special Class A Shares (4.3%), Cablevision Systems Corp., New York Group, Class A Shares (4.1%) and L-3 Communications Holdings Inc. (3.3%). Please refer to pages 12 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of August 31, 2009 were: Health Care (39.3%), Energy (20.8%), Consumer Discretionary (15.0%), Information Technology (12.9%) and Industrials (7.8%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, the Fund may invest a significant portion of its assets in small- and mid-cap companies, which may be more volatile than an investment that focuses only on large-cap companies. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

iv	The NASDAQ Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

[v]

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

6	Legg Mason ClearBridge Aggressive Growth Fund 2009 Annual Report

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

Legg Mason ClearBridge Aggressive Growth Fund 2009 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2009 and held for the six months ended August 31, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	39.86%	$1,000.00	$1,398.60	1.33%	$8.04
Class B	39.02	1,000.00	1,390.20	2.51	15.12
Class C	39.42	1,000.00	1,394.20	1.95	11.77
Class FI	39.82	1,000.00	1,398.20	1.38	8.34
Class R	39.78	1,000.00	1,397.80	1.44	8.70
Class I	40.11	1,000.00	1,401.10	0.94	5.69
Class IS	40.26	1,000.00	1,402.60	0.74	4.48

[1]	For the six months ended August 31, 2009.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8	Legg Mason ClearBridge Aggressive Growth Fund 2009 Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,018.50	1.33%	$6.77
Class B	5.00	1,000.00	1,012.55	2.51	12.73
Class C	5.00	1,000.00	1,015.38	1.95	9.91
Class FI	5.00	1,000.00	1,018.25	1.38	7.02
Class R	5.00	1,000.00	1,017.95	1.44	7.32
Class I	5.00	1,000.00	1,020.47	0.94	4.79
Class IS	5.00	1,000.00	1,021.48	0.74	3.77

[1]	For the six months ended August 31, 2009.

[2]

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason ClearBridge Aggressive Growth Fund 2009 Annual Report	9

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS A	CLASS B	CLASS C	CLASS FI	CLASS R	CLASS I	CLASS IS
Twelve Months Ended 8/31/09	-21.04%	-21.84%	-21.51%	-20.94%	-21.11%	-20.69%	-20.58%
Five Years Ended 8/31/09	-0.64	-1.49	-1.28	N/A	N/A	-0.21	N/A
Ten Years Ended 8/31/09	1.99	1.33	1.28	N/A	N/A	2.41	N/A
Inception* through 8/31/09	10.93	9.66	9.39	-15.03	-12.42	8.37	-16.17

	WITH SALES CHARGES[3]
	CLASS A	CLASS B	CLASS C	CLASS FI	CLASS R	CLASS I	CLASS IS
Twelve Months Ended 8/31/09	-25.58%	-25.75%	-22.29%	-20.94%	-21.11%	-20.69%	-20.58%
Five Years Ended 8/31/09	-1.81	-1.69	-1.28	N/A	N/A	-0.21	N/A
Ten Years Ended 8/31/09	1.39	1.33	1.28	N/A	N/A	2.41	N/A
Inception* through 8/31/09	10.68	9.66	9.39	-15.03	-12.42	8.37	-16.17

CUMULATIVE TOTAL RETURNS[1]
WITHOUT SALES CHARGES[2]
Class A (8/31/99 through 8/31/09)	21.82%
Class B (8/31/99 through 8/31/09)	14.12
Class C (8/31/99 through 8/31/09)	13.62
Class FI (Inception date of 4/30/07 through 8/31/09)	-31.66
Class R (Inception date of 12/28/06 through 8/31/09)	-29.86
Class I (8/31/99 through 8/31/09)	26.91
Class IS (Inception date of 8/4/08 through 8/31/09)	-17.26

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B, C, FI, R, I and IS shares are October 24, 1983, November 6, 1992, May 13, 1993, April 30, 2007, December 28, 2006, January 30, 1996 and August 4, 2008, respectively.

10	Legg Mason ClearBridge Aggressive Growth Fund 2009 Annual Report

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A, B, C AND I SHARES OF LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH FUND VS. RUSSELL 3000 GROWTH INDEX† — August 1999 - August 2009

†	Hypothetical illustration of $10,000 invested in Class A, B, C and I shares of Legg Mason ClearBridge Aggressive Growth Fund on August 31, 1999, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through August 31, 2009. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, B, C and I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason ClearBridge Aggressive Growth Fund 2009 Annual Report	11

Schedule of investments

August 31, 2009

LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH FUND
SHARES	SECURITY	VALUE

COMMON STOCKS — 100.1%
CONSUMER DISCRETIONARY — 15.0%
	Internet & Catalog Retail — 0.8%
3,966,300	Liberty Media Holding Corp., Interactive Group, Series A Shares*	$37,997,154
	Media — 13.9%
77,060	Ascent Media Corp., Class A Shares*	1,980,442
8,595,340	Cablevision Systems Corp., New York Group, Class A Shares	192,019,896
786,900	CBS Corp., Class B Shares	8,144,415
	Comcast Corp.:
1,895,600	Class A Shares	29,040,592
13,873,540	Special Class A Shares	202,414,949
	Discovery Communications Inc.:
770,600	Class A Shares*	19,973,952
770,600	Class C Shares*	18,008,922
	Liberty Global Inc.:
699,831	Series A Shares*	15,319,300
709,748	Series C Shares*	15,394,434
3,590,330	Liberty Media Corp. — Entertainment, Series A Shares*	100,134,304
793,300	Liberty Media Holding Corp., Capital Group, Series A Shares*	15,144,097
786,900	Viacom Inc., Class B Shares*	19,703,976
997,200	World Wrestling Entertainment Inc., Class A Shares	14,220,072
	Total Media	651,499,351
	Specialty Retail — 0.3%
2,635,700	Charming Shoppes Inc.*	13,811,068
	TOTAL CONSUMER DISCRETIONARY	703,307,573
ENERGY — 20.8%
	Energy Equipment & Services — 11.7%
1,196,110	Core Laboratories NV	110,843,513
1,980,011	National-Oilwell Varco Inc.*	71,973,400
18,322,680	Weatherford International Ltd.*	365,537,466
	Total Energy Equipment & Services	548,354,379
	Oil, Gas & Consumable Fuels — 9.1%
8,096,455	Anadarko Petroleum Corp.	428,059,576
	TOTAL ENERGY	976,413,955
FINANCIALS — 2.9%
	Capital Markets — 0.7%
1,348,400	Cohen & Steers Inc.	26,523,028
27,200	Goldman Sachs Group Inc.	4,500,512
	Total Capital Markets	31,023,540

See Notes to Financial Statements.

12	Legg Mason ClearBridge Aggressive Growth Fund 2009 Annual Report

LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH FUND
SHARES	SECURITY	VALUE

	Diversified Financial Services — 0.5%
1,337,722	Bank of America Corp.	$23,530,530
	Thrifts & Mortgage Finance — 1.7%
3,981,730	Astoria Financial Corp.	41,011,819
3,819,990	New York Community Bancorp Inc.	40,644,694
	Total Thrifts & Mortgage Finance	81,656,513
	TOTAL FINANCIALS	136,210,583
HEALTH CARE — 39.3%
	Biotechnology — 22.9%
1,055,800	Alkermes Inc.*	9,554,990
5,854,990	Amgen Inc.*	349,777,103
135,875	AP Pharma Inc.*	115,494
6,613,620	Biogen Idec Inc.*	332,069,860
5,443,660	Genzyme Corp.*	303,266,299
952,000	Isis Pharmaceuticals Inc.*	15,365,280
1,683,140	Vertex Pharmaceuticals Inc.*	62,966,267
	Total Biotechnology	1,073,115,293
	Health Care Equipment & Supplies — 2.8%
3,285,750	Covidien PLC	130,017,127
	Health Care Providers & Services — 7.4%
12,384,980	UnitedHealth Group Inc.	346,779,440
	Pharmaceuticals — 6.2%
1,077,376	Anesiva Inc.*	301,558
1,457,900	BioMimetic Therapeutics Inc.*	17,159,483
7,070,400	Forest Laboratories Inc.*	206,950,608
708,670	Teva Pharmaceutical Industries Ltd., ADR	36,496,505
1,182,691	Valeant Pharmaceuticals International*	30,619,870
	Total Pharmaceuticals	291,528,024
	TOTAL HEALTH CARE	1,841,439,884
INDUSTRIALS — 7.8%
	Aerospace & Defense — 3.3%
2,086,235	L-3 Communications Holdings Inc.	155,215,884
	Construction & Engineering — 0.7%
595,850	Fluor Corp.	31,520,465
	Industrial Conglomerates — 2.2%
3,294,290	Tyco International Ltd.	104,396,050
	Machinery — 1.6%
2,463,680	Pall Corp.	73,245,206
	TOTAL INDUSTRIALS	364,377,605

See Notes to Financial Statements.

Legg Mason ClearBridge Aggressive Growth Fund 2009 Annual Report	13

Schedule of investments continued

August 31, 2009

LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH FUND
SHARES	SECURITY	VALUE

INFORMATION TECHNOLOGY — 12.9%
	Communications Equipment — 1.3%
1,152,943	Arris Group Inc.*	$15,288,024
611,972	Nokia Oyj(a)	8,581,266
2,595,008	Nokia Oyj, ADR	36,356,062
	Total Communications Equipment	60,225,352
	Computers & Peripherals — 2.9%
267,700	LaserCard Corp.*	2,417,331
3,683,480	SanDisk Corp.*	65,197,596
4,814,120	Seagate Technology	66,675,562
	Total Computers & Peripherals	134,290,489
	Electronic Equipment, Instruments & Components — 1.8%
250,000	Dolby Laboratories Inc., Class A Shares*	9,752,500
3,315,930	Tyco Electronics Ltd.	75,669,522
	Total Electronic Equipment, Instruments & Components	85,422,022
	Semiconductors & Semiconductor Equipment — 5.3%
4,393,150	Broadcom Corp., Class A Shares*	124,985,117
1,150,140	Cree Inc.*	42,371,158
953,400	DSP Group Inc.*	7,531,860
2,922,540	Intel Corp.	59,386,013
669,200	Standard Microsystems Corp.*	15,578,976
	Total Semiconductors & Semiconductor Equipment	249,853,124
	Software — 1.6%
971,720	Advent Software Inc.*	37,595,847
1,497,900	Autodesk Inc.*	35,095,797
	Total Software	72,691,644
	TOTAL INFORMATION TECHNOLOGY	602,482,631
MATERIALS — 1.4%
	Metals & Mining — 1.4%
757,000	Freeport-McMoRan Copper & Gold Inc.	47,675,860
400,000	Nucor Corp.	17,816,000
	TOTAL MATERIALS	65,491,860
	TOTAL COMMON STOCKS (Cost — $3,312,596,887)	4,689,724,091
FACE AMOUNT
CORPORATE BONDS & NOTES — 0.0%
HEALTH CARE — 0.0%
	Pharmaceuticals — 0.0%
$252,305	Anesiva Inc., Senior Notes 7.000% due 4/28/10(a)(b) (Cost —$252,305)	252,305
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $3,312,849,192)	4,689,976,396

See Notes to Financial Statements.

14	Legg Mason ClearBridge Aggressive Growth Fund 2009 Annual Report

LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH FUND
FACE AMOUNT	SECURITY	VALUE

SHORT-TERM INVESTMENT — 0.0%
	Repurchase Agreement — 0.0%
$478,000	Interest in $200,253,000 joint tri-party repurchase agreement dated 8/31/09 with Barclays Capital Inc., 0.210% due 9/1/09; Proceeds at maturity — $478,003; (Fully collateralized by various U.S. government obligations, 0.000% to 3.625% due 11/12/09 to 6/15/10; Market value — $487,560) (Cost — $478,000)	$478,000
	TOTAL INVESTMENTS — 100.1% (Cost — $3,313,327,192#)	4,690,454,396
	Liabilities in Excess of Other Assets — (0.1)%	(6,832,286)
	TOTAL NET ASSETS — 100.0%	$4,683,622,110

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(b)	Illiquid security.

#	Aggregate cost for federal income tax purposes is $3,314,042,200.

Abbreviation used in this schedule:
ADR	—American Depositary Receipt

See Notes to Financial Statements.

Legg Mason ClearBridge Aggressive Growth Fund 2009 Annual Report	15

Statement of assets and liabilities

August 31, 2009

ASSETS:
Investments, at value (Cost — $3,313,327,192)	$4,690,454,396
Cash	4,488,404
Receivable for Fund shares sold	11,974,007
Dividends and interest receivable	2,549,391
Prepaid expenses	166,316
Total Assets	4,709,632,514
LIABILITIES:
Payable for Fund shares repurchased	17,465,219
Transfer agent fees payable	3,667,391
Investment management fee payable	2,808,312
Distribution fees payable	1,794,533
Trustees’ fees payable	64,906
Accrued expenses	210,043
Total Liabilities	26,010,404
TOTAL NET ASSETS	$4,683,622,110
NET ASSETS:
Par value (Note 7)	$596
Paid-in capital in excess of par value	3,581,952,994
Accumulated net investment loss	(132,122)
Accumulated net realized loss on investments and foreign currency transactions	(275,326,562)
Net unrealized appreciation on investments	1,377,127,204
TOTAL NET ASSETS	$4,683,622,110
Shares Outstanding:
Class A	29,570,144
Class B	10,634,123
Class C	10,751,426
Class FI	19,177
Class R	115,743
Class I	6,039,248
Class IS	2,455,001
Net Asset Value:
Class A (and redemption price)	$81.65
Class B1	$70.72
Class C1	$71.90
Class FI (and redemption price)	$81.99
Class R (and redemption price)	$81.48
Class I (and redemption price)	$86.28
Class IS (and redemption price)	$86.40
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$86.63

[1]	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

16	Legg Mason ClearBridge Aggressive Growth Fund 2009 Annual Report

Statement of operations

For the Year Ended August 31, 2009

INVESTMENT INCOME:
Dividends	$40,694,521
Interest	133,152
Less: Foreign taxes withheld	(559,857)
Total Investment Income	40,267,816
EXPENSES:
Investment management fee (Note 2)	31,949,759
Distribution fees (Notes 2 and 5)	20,759,513
Transfer agent fees (Note 5)	13,815,764
Trustees’ fees	371,205
Shareholder reports (Note 5)	276,782
Legal fees	276,408
Registration fees	134,615
Insurance	89,287
Audit and tax	73,032
Custody fees	22,809
Interest expense (Note 1)	6,147
Miscellaneous expenses	35,559
Total Expenses	67,810,880
NET INVESTMENT LOSS	(27,543,064)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions (Note 6)	(116,998,657)
Foreign currency transactions	5,639
Net Realized Loss	(116,993,018)
Change in Net Unrealized Appreciation/Depreciation From Investments	(1,491,793,850)
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(1,608,786,868)
DECREASE IN NET ASSETS FROM OPERATIONS	$(1,636,329,932)

See Notes to Financial Statements.

Legg Mason ClearBridge Aggressive Growth Fund 2009 Annual Report	17

Statements of changes in net assets

FOR THE YEARS ENDED AUGUST 31,	2009	2008
OPERATIONS:
Net investment loss	$(27,543,064)	$(60,236,269)
Net realized gain (loss)	(116,993,018)	166,415,143
Change in net unrealized appreciation/depreciation	(1,491,793,850)	(1,020,881,754)
Decrease in Net Assets From Operations	(1,636,329,932)	(914,702,880)
FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	857,801,409	1,427,365,010
Cost of shares repurchased	(1,698,691,872)	(2,674,508,829)
Decrease in Net Assets From Fund Share Transactions	(840,890,463)	(1,247,143,819)
DECREASE IN NET ASSETS	(2,477,220,395)	(2,161,846,699)
NET ASSETS:
Beginning of year	7,160,842,505	9,322,689,204
End of year*	$4,683,622,110	$7,160,842,505
* Includes accumulated net investment loss of:	$(132,122)	$(236,776)

See Notes to Financial Statements.

18	Legg Mason ClearBridge Aggressive Growth Fund 2009 Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31:
CLASS A SHARES[1]	2009	2008	2007[2]	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$103.41	$115.36	$109.36	$101.83	$84.33
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.31)	(0.58)	(0.69)	(0.64)	(0.63)
Net realized and unrealized gain (loss)	(21.45)	(11.37)	6.69	8.17	18.13
Total income (loss) from operations	(21.76)	(11.95)	6.00	7.53	17.50
NET ASSET VALUE, END OF YEAR	$81.65	$103.41	$115.36	$109.36	$101.83
Total return[3]	(21.04)%	(10.36)%	5.49%	7.39%	20.75%
NET ASSETS, END OF YEAR (MILLIONS)	$2,415	$3,358	$4,354	$4,274	$3,677
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.34%	1.19%	1.15%[4]	1.13%	1.21%
Net expenses	1.34 [6]	1.19	1.15 [4,5]	1.13 [5]	1.21
Net investment loss	(0.43)	(0.52)	(0.59)	(0.59)	(0.69)
PORTFOLIO TURNOVER RATE	4%	1%	0%[7]	5%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.14%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact to the expense ratio was less than 0.01% as a result of interest expense (Note 1).

[7]	Amount represents less than 1%.

See Notes to Financial Statements.

Legg Mason ClearBridge Aggressive Growth Fund 2009 Annual Report	19

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31:
CLASS B SHARES[1]	2009	2008	2007[2]	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$90.48	$101.76	$97.28	$91.33	$76.25
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.87)	(1.32)	(1.47)	(1.36)	(1.23)
Net realized and unrealized gain (loss)	(18.89)	(9.96)	5.95	7.31	16.31
Total income (loss) from operations	(19.76)	(11.28)	4.48	5.95	15.08
NET ASSET VALUE, END OF YEAR	$70.72	$90.48	$101.76	$97.28	$91.33
Total return[3]	(21.84)%	(11.09)%	4.61%	6.51%	19.78%
NET ASSETS, END OF YEAR (MILLIONS)	$752	$1,316	$1,955	$2,251	$2,326
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.30%	2.02%	1.99%[4]	1.95%	2.01%
Net expenses	2.30 [6]	2.02	1.98 [4,5]	1.95 [5]	2.01
Net investment loss	(1.40)	(1.35)	(1.43)	(1.42)	(1.49)
PORTFOLIO TURNOVER RATE	4%	1%	0%[7]	5%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.97%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact to the expense ratio was less than 0.01% as a result of interest expense (Note 1).

[7]	Amount represents less than 1%.

See Notes to Financial Statements.

20	Legg Mason ClearBridge Aggressive Growth Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31:
CLASS C SHARES[1]	2009	2008	2007[2]	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$91.60	$102.81	$98.09	$91.94	$76.69
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.63)	(1.12)	(1.29)	(1.21)	(1.17)
Net realized and unrealized gain (loss)	(19.07)	(10.09)	6.01	7.36	16.42
Total income (loss) from operations	(19.70)	(11.21)	4.72	6.15	15.25
NET ASSET VALUE, END OF YEAR	$71.90	$91.60	$102.81	$98.09	$91.94
Total return[3]	(21.51)%	(10.90)%	4.81%	6.69%	19.89%
NET ASSETS, END OF YEAR (MILLIONS)	$773	$1,255	$1,798	$1,900	$1,782
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.91%	1.80%	1.80%[4]	1.80%	1.93%
Net expenses	1.91 [6]	1.80	1.80 [4,5]	1.78 [5]	1.93
Net investment loss	(1.01)	(1.13)	(1.24)	(1.24)	(1.40)
PORTFOLIO TURNOVER RATE	4%	1%	0%[7]	5%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.78%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact to the expense ratio was less than 0.01% as a result of interest expense (Note 1).

[7]	Amount represents less than 1%.

See Notes to Financial Statements.

Legg Mason ClearBridge Aggressive Growth Fund 2009 Annual Report	21

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31, UNLESS OTHERWISE NOTED:
CLASS FI SHARES[1]	2009	2008	2007[2]
NET ASSET VALUE, BEGINNING OF YEAR	$103.70	$115.43	$119.97
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.21)	(0.26)	(0.12)
Net realized and unrealized loss	(21.50)	(11.47)	(4.42)
Total loss from operations	(21.71)	(11.73)	(4.54)
NET ASSET VALUE, END OF YEAR	$81.99	$103.70	$115.43
Total return[3]	(20.94)%	(10.16)%	(3.78)%
NET ASSETS, END OF YEAR (000s)	$1,572	$2,886	$1,517
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.19%	0.97%	0.99%[4]
Net expenses	1.19 [5]	0.97	0.99 [4]
Net investment loss	(0.29)	(0.24)	(0.29)[4]
PORTFOLIO TURNOVER RATE	4%	1%	0%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2007 (inception date) to August 31, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact to the expense ratio was less than 0.01% as a result of interest expense (Note 1).

[6]	Amount represents less than 1%.

See Notes to Financial Statements.

22	Legg Mason ClearBridge Aggressive Growth Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31, UNLESS OTHERWISE NOTED:
CLASS R SHARES[1]	2009	2008	2007[2,3]
NET ASSET VALUE, BEGINNING OF YEAR	$103.28	$115.30	$116.16
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.36)	(0.62)	(0.52)
Net realized and unrealized loss	(21.44)	(11.40)	(0.34)
Total loss from operations	(21.80)	(12.02)	(0.86)
NET ASSET VALUE, END OF YEAR	$81.48	$103.28	$115.30
Total return[4]	(21.11)%	(10.43)%	(0.74)%
NET ASSETS, END OF YEAR (000s)	$9,431	$7,313	$2,895
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.42%	1.29%	1.23%[5,6]
Net expenses	1.42 [7]	1.29	1.23 [5,6]
Net investment loss	(0.51)	(0.57)	(0.69)[5]
PORTFOLIO TURNOVER RATE	4%	1%	0%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 28, 2006 (inception date) to August 31, 2007.

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.23%.

[7]	The impact to the expense ratio was less than 0.01% as a result of interest expense (Note 1).

[8]	Amount represents less than 1%.

See Notes to Financial Statements.

Legg Mason ClearBridge Aggressive Growth Fund 2009 Annual Report	23

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31:
CLASS I SHARES[1]	2009	2008	2007[2]	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$108.79	$120.78	$114.00	$105.71	$87.18
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	0.02	(0.04)	(0.20)	(0.19)	(0.25)
Net realized and unrealized gain (loss)	(22.53)	(11.95)	6.98	8.48	18.78
Total income (loss) from operations	(22.51)	(11.99)	6.78	8.29	18.53
NET ASSET VALUE, END OF YEAR	$86.28	$108.79	$120.78	$114.00	$105.71
Total return[3]	(20.69)%	(9.93)%	5.95%	7.84%	21.25%
NET ASSETS, END OF YEAR (MILLIONS)	$521	$1,112	$1,212	$1,798	$1,564
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.88%	0.71%	0.72%[4]	0.71%	0.79%
Net expenses	0.88 [6]	0.71	0.72 [4,5]	0.70 [5]	0.79
Net investment income (loss)	0.02	(0.04)	(0.16)	(0.17)	(0.27)
PORTFOLIO TURNOVER RATE	4%	1%	0%[7]	5%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.71%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact to the expense ratio was less than 0.01% as a result of interest expense (Note 1).

[7]	Amount represents less than 1%.

See Notes to Financial Statements.

24	Legg Mason ClearBridge Aggressive Growth Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31, UNLESS OTHERWISE NOTED:
CLASS IS SHARES[1]	2009	2008[2]
NET ASSET VALUE, BEGINNING OF YEAR	$108.79	$104.42
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.12	0.05
Net realized and unrealized gain (loss)	(22.51)	4.32
Total income (loss) from operations	(22.39)	4.37
NET ASSET VALUE, END OF YEAR	$86.40	$108.79
Total return[3]	(20.58)%	4.18%
NET ASSETS, END OF YEAR (000s)	$212,121	$109,509
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.75%	0.72%[4]
Net expenses	0.75 [5]	0.72 [4]
Net investment income	0.16	0.62 [4]
PORTFOLIO TURNOVER RATE	4%	1%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 4, 2008 (inception date) to August 31, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact to the expense ratio was less than 0.01% as a result of interest expense (Note 1).

See Notes to Financial Statements.

Legg Mason ClearBridge Aggressive Growth Fund 2009 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason ClearBridge Aggressive Growth Fund (formerly known as Legg Mason Partners Aggressive Growth Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through October 26, 2009, the issuance date of the financial statements.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

26	Legg Mason ClearBridge Aggressive Growth Fund 2009 Annual Report

The Fund uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	SIGNIFICANT OTHER OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common stocks†:
Information technology	$593,901,365	$8,581,266	—	$602,482,631
Other common stocks	4,087,241,460	—	—	4,087,241,460
Total common stocks	$4,681,142,825	$8,581,266	—	$4,689,724,091
Corporate bonds & notes:
Health care	—	—	$252,305	$252,305
Short-term investment†	—	$478,000	—	478,000
Total	$4,681,142,825	$9,059,266	$252,305	$4,690,454,396

†	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES
Balance as of August 31, 2008	—
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	$252,305
Transfer in and/or out of Level 3	—
Balance as of August 31, 2009	$252,305
Net unrealized appreciation (depreciation) for investments in securities still held at the reporting date	—

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Legg Mason ClearBridge Aggressive Growth Fund 2009 Annual Report	27

Notes to financial statements continued

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

28	Legg Mason ClearBridge Aggressive Growth Fund 2009 Annual Report

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each share class. Fees relating to a specific class are charged directly to that share class.

(g) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. The amount is shown as a reduction of expenses on the Statement of Operations. Interest expense, if any, paid to the custodian related to cash overdrafts is included in interest expense in the Statement of Operations.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (“the Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	ACCUMULATED NET INVESTMENT LOSS	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	$27,642,079	$(42,024,515)	$14,382,436
(b)	5,639	(5,639)	—

(a)

Reclassifications are primarily due to the expiration of a capital loss carryover, a tax net operating loss, and realized gains associated with securities involved in an in-kind distribution (See Note 6).

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Legg Mason ClearBridge Aggressive Growth Fund 2009 Annual Report	29

Notes to financial statements continued

Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended August 31, 2009, LMIS and its affiliates received sales charges of approximately $698,000 on sales of the Fund’s Class A shares. In addition, for the year ended August 31, 2009, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS A	CLASS B	CLASS C
CDSCs	$4,000	$360,000	$39,000

Certain officers and Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended August 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$176,425,503
Sales	964,889,618

30	Legg Mason ClearBridge Aggressive Growth Fund 2009 Annual Report

At August 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,877,330,283
Gross unrealized depreciation	(500,918,087)
Net unrealized appreciation	$1,376,412,196

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, “Disclosure about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

At August 31, 2009, the Fund did not invest in any derivative instruments.

5. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, C, FI and R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, C and R shares calculated at the annual rate of 0.75%, 0.75% and 0.25% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended August 31, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$5,464,377	$7,480,960	$140,147
Class B	7,706,483	4,277,489	83,165
Class C	7,551,342	1,256,186	38,565
Class FI	3,895	3,042	22
Class R	33,416	11,958	59
Class I	—	780,519	3,035
Class IS	—	5,610	11,789
Total	$20,759,513	$13,815,764	$276,782

6. Redemptions-in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended August 31, 2009, the Fund had redemptions-in-kind with total proceeds in the amount of $64,301,054. The net realized gains on these redemptions-in-kind amounted to $44,123,430, which will not be realized for tax purposes and will not result in a taxable distribution to the remaining shareholders of the Fund.

Legg Mason ClearBridge Aggressive Growth Fund 2009 Annual Report	31

Notes to financial statements continued

7. Shares of beneficial interest

At August 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	YEAR ENDED AUGUST 31, 2009		YEAR ENDED AUGUST 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	5,094,123	$358,739,261	4,782,578	$533,178,784
Shares repurchased	(8,001,181)	(562,737,050)	(10,049,559)	(1,119,905,808)
Net decrease	(2,907,058)	$(203,997,789)	(5,266,981)	$(586,727,024)
Class B
Shares sold	1,015,255	$61,787,520	966,825	$94,410,329
Shares repurchased	(4,923,844)	(303,278,269)	(5,632,671)	(551,211,684)
Net decrease	(3,908,589)	$(241,490,749)	(4,665,846)	$(456,801,355)
Class C
Shares sold	861,821	$53,538,450	1,067,708	$106,107,854
Shares repurchased	(3,811,293)	(234,958,724)	(4,853,833)	(480,905,715)
Net decrease	(2,949,472)	$(181,420,274)	(3,786,125)	$(374,797,861)
Class FI
Shares sold	8,648	$637,965	20,910	$2,313,506
Shares repurchased	(17,306)	(1,157,113)	(6,219)	(686,816)
Net increase (decrease)	(8,658)	$(519,148)	14,691	$1,626,690
Class R
Shares sold	80,758	$5,655,504	70,102	$7,807,136
Shares repurchased	(35,822)	(2,483,564)	(24,403)	(2,695,191)
Net increase	44,936	$3,171,940	45,699	$5,111,945
Class I
Shares sold	1,608,021	$118,111,298	4,835,506	$577,517,585
Shares repurchased	(5,788,073)	(485,618,086)	(4,649,210)	(518,191,702)
Net increase (decrease)	(4,180,052)	$(367,506,788)	186,296	$59,325,883
Class IS
Shares sold	2,682,904	$259,331,411	1,015,059 †	$106,029,816 †
Shares repurchased	(1,234,481)	(108,459,066)	(8,481)†	(911,913)†
Net increase	1,448,423	$150,872,345	1,006,578	$105,117,903

†	For the period August 4, 2008 (inception date) to August 31, 2008.

32	Legg Mason ClearBridge Aggressive Growth Fund 2009 Annual Report

8. Income tax information and distributions to shareholders

During the fiscal years ended 2009 and 2008, the Fund did not make any distributions.

As of August 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(236,275,983)
Other book/tax temporary differences(a)	(38,467,693)
Unrealized appreciation/(depreciation)(b)	1,376,412,196
Total accumulated earnings/(losses) — net	$1,101,668,520

*	As of August 31, 2009, the Fund had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
8/31/2011	$(1,117,565)
8/31/2014	(84,758)
8/31/2015	(2,150,651)
8/31/2016	(110,800,428)
8/31/2017	(122,122,581)
$(236,275,983)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent

Legg Mason ClearBridge Aggressive Growth Fund 2009 Annual Report	33

Notes to financial statements continued

to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

34	Legg Mason ClearBridge Aggressive Growth Fund 2009 Annual Report

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Legg Mason ClearBridge Aggressive Growth Fund 2009 Annual Report	35

Notes to financial statements continued

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

36	Legg Mason ClearBridge Aggressive Growth Fund 2009 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason ClearBridge Aggressive Growth Fund (formerly Legg Mason Partners Aggressive Growth Fund), a series of Legg Mason Partners Equity Trust, as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason ClearBridge Aggressive Growth Fund as of August 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 26, 2009

Legg Mason ClearBridge Aggressive Growth Fund 2009 Annual Report	37

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason ClearBridge Aggressive Growth Fund (formerly known as Legg Mason Partners Aggressive Growth Fund) (the “Fund”) are managed under the direction of the Board of Trustees. The current Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended,) of the fund (the “Independent Trustees”), and executive officers of the Fund, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

INDEPENDENT TRUSTEES
PAUL R. ADES
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since 2000)
Number of portfolios in fund complex overseen by Trustee	56
Other board memberships held by Trustee	None
ANDREW L. BREECH
Birth year	1952
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of portfolios in fund complex overseen by Trustee	56
Other board memberships held by Trustee	None

38	Legg Mason ClearBridge Aggressive Growth Fund

DWIGHT B. CRANE
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Independent Consultant (since 1969); formerly, Professor, Harvard Business School (from 1969 to 2007)
Number of portfolios in fund complex overseen by Trustee	56
Other board memberships held by Trustee	None
ROBERT M. FRAYN, JR.
Birth year	1934
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	56
Other board memberships held by Trustee	None
FRANK G. HUBBARD
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President of Avatar International, Inc. (business development) (since 1998)
Number of portfolios in fund complex overseen by Trustee	56
Other board memberships held by Trustee	None

Legg Mason ClearBridge Aggressive Growth Fund	39

Additional information (unaudited) continued

Information about Trustees and Officers

HOWARD J. JOHNSON
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and 2000 to Present
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of portfolios in fund complex overseen by Trustee	56
Other board memberships held by Trustee	None
DAVID E. MARYATT
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)
Number of portfolios in fund complex overseen by Trustee	56
Other board memberships held by Trustee	None
JEROME H. MILLER
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	56
Other board memberships held by Trustee	None

40	Legg Mason ClearBridge Aggressive Growth Fund

KEN MILLER
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President of Young Stuff Apparel Group, Inc. (apparel manufacturer) (since 1963)
Number of portfolios in fund complex overseen by Trustee	56
Other board memberships held by Trustee	None
JOHN J. MURPHY
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	President; Murphy Capital Management (investment advice) (since 1983)
Number of portfolios in fund complex overseen by Trustee	56
Other board memberships held by Trustee	Director, Nicholas Applegate funds; Trustee, UBS Relationship Funds (since 2009); Trustee; Consulting Group Capital Markets Funds; formerly, Director, Atlantic Stewardship Bank (from 2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (from 1983 to 2003)
THOMAS F. SCHLAFLY
Birth year	1948
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Of Counsel, Husch Blackwell Sanders LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)
Number of portfolios in fund complex overseen by Trustee	56
Other board memberships held by Trustee	Director, Citizens National Bank of Greater St. Louis, Maplewood, MO (since 2006)

Legg Mason ClearBridge Aggressive Growth Fund	41

Additional information (unaudited) continued

Information about Trustees and Officers

JERRY A. VISCIONE
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	56
Other board memberships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3]
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason”); Chairman of the Board and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and CitiFund Management Inc. (“CFM”) (from 2002 to 2005); formerly, Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)
Number of portfolios in fund complex overseen by Trustee	135
Other board memberships held by Trustee	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)
OFFICERS
KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

42	Legg Mason ClearBridge Aggressive Growth Fund

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005);
JOHN CHIOTA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)
THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); formerly, Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

Legg Mason ClearBridge Aggressive Growth Fund	43

Additional information (unaudited) continued

Information about Trustees and Officers

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041
Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)
STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

44	Legg Mason ClearBridge Aggressive Growth Fund

Legg Mason ClearBridge Aggressive Growth Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2 Heritage Drive

Quincy, Massachusetts 02171

PNC Global Investment Servicing

4400 Computer Drive

Westborough, Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason ClearBridge Aggressive Growth Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason ClearBridge Aggressive Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0433 10/09 SR09-924

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2008 and August 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $42,000 in 2008 and $44,000 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $4,500 in 2008 and $0 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,800 in 2008 and $3,000 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2008 and 2009; Tax Fees were 100% and 0% for 2008 and 2009; and Other Fees were 100% and 0% for 2008 and 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2009.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	November 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	November 4, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date:	November 4, 2009